CONNELLY INVESTMENTS LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

CONNELLY INVESTMENT LIMITED

INDEX

PAGES

Report of Independent Registered Public Accounting Firm

1

Consolidated Balance Sheets as of December 31, 2003 and 2002

2

Consolidated Statement of Operations for the years ended

December 31, 2003 and 2002

3

Consolidated Statement of Stockholders’ Equity for the years ended

December 31, 2003 and 2002

4

Consolidated Statement of Cash Flows for the years ended

December 31, 2003 and 2002

5

Notes to Consolidated Financial Statements

6 - 13

REPORT OF INDPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Connelly Investments Limited

We have audited the consolidated balance sheets of Connelly Investments Limited (the “Company”) and subsidiary as of December 31, 2003 and 2002, and the related consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2003 and 2002.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2003 and 2002, and the results of its operations and its cash flows for the years ended December 31, 2003 and 2002, in conformity with accounting principles generally accepted in the United States of America.

PKF

Certified Public Accountants

Hong Kong

October 12, 2004

CONNELLY INVESTMENTS LIMITED

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2003 AND 2002

	2003	2002
	US$	US$
ASSETS

Current assets
Cash and cash equivalents	104,400	25,192
Accounts receivable (net of allowance for doubtful accounts of US$84,423 in 2003 and US$59,598 in 2002)	429,095	217,856
Prepaid expenses and other current assets	43,012	38,865

Total current assets	576,507	281,913

Property and equipment - net (Note 4)	195,228	89,225
Deferred tax assets (Note 5)	-	69,142

Total assets	771,735	440,280

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	110,741	71,232
Accrued liabilities and other current liabilities	111,314	117,161
Amount due to a director (Note 6)	92,904	132,210

Total current liabilities	314,959	320,603
Deferred income	96,759	-

Total liabilities	411,718	320,603

Stockholders’ equity
Common stock, US$1 par value :
50,000 shares (2002: RMB11,000,000) authorized :
1,000 shares issued and outstanding
at December 31, 2003 and RMB11,000,000
at December 31, 2002	1,000	1,330,431
Additional paid-in capital	1,330,431	-
Accumulated deficit	(971,414)	(1,210,754)

Total stockholders’ equity	360,017	119,677

Total liabilities and stockholders’ equity	771,735	440,280

See accompanying notes to financial statements.

CONNELLY INVESTMENTS LIMITED

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
	US$	US$

Net revenues (Note 7)	1,518,427	869,103

Cost of goods sold	(669,491)	(361,483)

Gross profit	848,936	507,620

Selling and administrative expenses	(541,194)	(502,269)

Operating income	307,742	5,351

Other income
Interest income	740	116

Income before income taxes	308,482	5,467

Income taxes (Note 5)	(69,142)	(557)

Net income	239,340	4,910

See accompanying notes to financial statements.

CONNELLY INVESTMENTS LIMITED

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

			Additional
	Common stock		paid-in	Accumulated
	Shares	Amount	capital	deficit	Total
		US$	US$	US$	US$

Balance, January 1, 2002	-	1,330,431	-	(1,215,664)	114,767

Net income	-	-	-	4,910	4,910

Balance, December 31, 2002	-	1,330,431	-	(1,210,754)	119,677

Issue of common stock on
August 28, 2003	1	1	-	-	1

Issue of common stock on
December 7, 2003	999	999	-	-	999

Acquisition of Shenzhen Mellow	-	(1,330,431)	1,330,431	-	-

Net income	-	-	-	239,340	239,340

Balance, December 31, 2003	1,000	1,000	1,330,431	(971,414)	360,017

See accompanying notes to financial statements.

CONNELLY INVESTMENTS LIMITED

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

	2003	2002
	US$	US$
Operating Activities :

Net income	239,340	4,910
Adjustments to reconcile net income to net cash
provided by (used in) operating activities :
Depreciation	35,846	31,090
Provision for doubtful debt	24,825	35,014
Decrease in deferred tax assets	69,142	557

Cash flow before changes in operating assets and liabilities changes in operating assets and liabilities :
Increase in accounts receivable	(236,064)	(218,845)
(Increase) decrease in prepaid expenses and other
current assets	(4,147)	283
Increase in accounts payable	39,509	41,169
Decrease in accrued liabilities and other current liabilities	(5,847)	(68,360)
Increase in deferred income	96,759	-

Net cash provided by (used in) operating activities	259,363	(174,182)

Investing Activities :

Purchase of equipment	(141,849)	(1,572)

Net cash (used in) investing activities	(141,849)	(1,572)

Financing Activities :

Net advancement from (repayment to) directors	(39,306)	132,210
Issue of shares	1,000	-

Net cash provided by (used in) financing activities	(38,306)	132,210

Net increase (decrease) in cash and cash equivalents	79,208	(43,544)
Cash and cash equivalents, beginning of year	25,192	68,736

Cash and cash equivalents, end of year	104,400	25,192

See accompanying notes to financial statements.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

1.

Group reorganization and basis of presentation

Connelly Investments Limited (the “Company”) was incorporated in the British Virgin Islands on August 1, 2003 as a private limited company.  Shenzhen Mellow Anti-Counterfeit Net System Co., Limited (“Shenzhen Mellow”) was established in the People’s Republic of China (the “PRC”) with limited liability on April 15, 1999.

Pursuant to a group reorganization (the “Reorganization”) which was completed on December 7, 2003, the Company became the holding company of its sole wholly-owned subsidiary, Shenzhen Mellow, for cash consideration of HK$2,577,820.  The controlling stockholder of the Company and Shenzhen Mellow prior to the Reorganization is the same upon completion of the Reorganization.

Accordingly, the Reorganization is treated as if it is a single business combination and the financial statements relating to the Company and its subsidiary (the “Group”) for each of the two years ended December 31, 2003 (the “Relevant Period”) was prepared on a consolidated basis.

The consolidated statement of operations and consolidated statement of cash flows of the companies now comprising the Group have been prepared as if the current group structure had been in existence throughout the Relevant Period.

The consolidated balance sheets of the Group as at December 31, 2003 and 2002 have been prepared to present the assets and liabilities of the companies now comprising the Group as at the respective dates as if the current group structure had been in existence as at those dates.

2.

Description of business

The Company is engaged in investment holding and Shenzhen Mellow is engaged in the business of selling the self-developed anti-counterfeit products in the PRC.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

3.

Significant Accounting Policies

Consolidation

The consolidated financial statements are presented in US Dollars and include the accounts of the Company and its subsidiary. All significant inter-company balances and transactions are eliminated in consolidation.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful lives of five years after taking into account the estimated residual values of 10% of the cost of property and equipment.  Major renewals and betterments are recorded as additions to property and equipment.  Repairs that do not improve or extend the useful lives of property and equipment are expensed.

Impairment of assets

The Group’s policy is to periodically review and evaluate whether there has been a permanent impairment in the value of long-lived assets.  Factors considered in the evaluation include current operating results, trends and anticipated undiscounted future cash flows.  An impairment loss is recognized to the extent that the sum of undiscounted estimated future cash flows that is expected to result from the use of the asset, or other measure of fair value, is less than the carrying value.

There was no impairment loss for 2003 or 2002.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

3.

Significant Accounting Policies (cont’d)

Concentration of Credit Risk

The carrying amounts of cash and cash equivalents and accounts receivable represent the Company’s maximum exposure to credit risk in relation to financial assets.

The Company’s trade account receivable relate to sales of anti-counterfeit products to the Company’s sales agents and third parties.  The Company performs ongoing credit evaluations of its sales agents and customers’ financial condition and generally does not require collateral on trade accounts receivable.  The Company maintains an allowance for doubtful accounts and actual losses have been within management’s expectations.

Financial instruments

The carrying amounts of all financial instruments approximate fair value.  The carrying amounts of cash, accounts receivable, accounts payable and related parties payable approximate fair value due to the short-term nature of these items.

Government subsidies

Subsidies from the PRC government are recognized at their fair value when they are received, or when there is reasonable assurance that they will be received and all attached conditions have been complied with.  Where a subsidy relates to an asset, the fair value of the subsidy is initially recorded as deferred income in the balance sheet, and thereafter recognized as income over the useful life of the relevant asset.

Revenue Recognition

Revenue from sales of self-developed anti-counterfeit products is recognized when the significant risks and rewards of ownership of goods have been passed to the customer, there is persuasive evidence of an arrangement, delivery has occurred, the sales price is determinable and collectibility is reasonably assumed.

Network connection fee income is recognized when the fee is due.

Printing handling income is recognized when the services are rendered.

Value-added tax (“VAT”) refunds are recognized when the acknowledgement of a refund from the tax bureau has been received.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

3.

Significant Accounting Policies (cont’d)

Income taxes

The Company uses the liability method of accounting for income taxes under which deferred tax assets and liabilities are recognized for the future tax consequences.  Accordingly, deferred tax liabilities and assets are determined based on the temporary differences between the financial statements and tax basis of assets and liabilities, using the enacted tax rates in effect for the year in which the differences are expected to reverse.

Foreign currency translation and transactions

Shenzhen Mellow uses China Renminbi (“RMB”) as the functional currency, which is not freely convertible into foreign currencies.  Transactions denominated in currencies other than RMB are translated into RMB at the applicable rates of exchange prevailing at the dates of the transactions, quoted by the People’s Bank of China (“the PBOC”).  Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange quoted by the PBOC prevailing at the balance sheet date.  Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income for the respective period.

For financial reporting purposes, RMB has been translated into United States dollars (“US$”) as the reporting currency.  Assets and liabilities are translated at the exchange rate in effect at period end.  Income statement accounts are translated at the average rate of exchange prevailing during the period.  Translation adjustments arising from the use of different exchange rates from period to period are included as a component of stockholders’ equity as “Accumulated other comprehensive income - foreign currency translation adjustments”.  Gains and losses resulting from foreign currency transactions are included in other comprehensive income (expenses).

Cash and cash equivalents

Cash and cash equivalents include all demand deposits and cash with original maturities of three months or less.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

4.

Property and equipment

	2003	2002
	US$	US$

Equipment	248,090	143,735

Furniture and fixtures	29,119	29,119

Motor vehicles	37,494	-

Total	314,703	172,854

Less : accumulated depreciation	(119,475)	(83,629)

	195,228	89,225

Depreciation of property and equipment totaled US$35,846 and US$31,090 for the years ended December 31, 2003 and 2002 respectively.

5.

Income taxes

Income tax expense and the related current and deferred tax liabilities for all periods presented are related to the Company’s PRC operations.

The provision for income taxes for the years ended December 31, is comprised of the following :

	2003	2002
	US$	US$
Current	-	-
Deferred	69,142	557

	69,142	557

The reconciliation of income tax attributable to continuing operations computed at the PRC statutory tax rates to actual income tax expenses :

	2003	2002
	US$	US$

Tax expense at statutory rate of 15%	46,272	820
Expenses/income not deductible/(taxable)	22,870	(78,664)
Tax effect of current year’s tax losses not recognized	-	78,401

Tax expenses at effective rate	69,142	557

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

5.

Income taxes (cont’d)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.  Significant components of the Company’s deferred tax assets and liabilities are as follows :

	2003	2002
	US$	US$
Components of the deferred tax asset :
Net operating loss carry forward	114,459	184,158
Depreciation	2,079	1,625
Allowance for doubtful debts	11,144	7,357
Deferred expenses	1,264	1,538
Deferred income	14,514	-
Others	5,425	1,671

Total before valuation allowance	148,885	196,349
Valuation allowance	(136,908)	(110,619)

Deferred tax asset	11,977	85,730

Components of the deferred tax liabilities :
Timing of revenue recognition for accounting
and taxation purpose	11,977	16,578
Others	-	10

Deferred tax liabilities	11,977	16,588

Net deferred tax asset	-	69,142

SFAS No. 109 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

To evaluate the realization of its deferred tax assets, management has considered the turnaround of deferred tax liabilities during the periods in which temporary differences become taxable or deductible.

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

5.

Income taxes (cont’d)

No taxes were paid during 2003 and 2002.  As of December 31, 2003, the Company has available non-capital loss carry-forwards as follows :

	Losses
	for Tax	Expiry
Year	Purposes	Dates
	US$

2001	240,388	2007
2002	522,673	2008

	763,061

6.

Amount due to a director

The amount is interest-free, unsecured and has no fixed terms of repayment.

7.

Net revenues

	2003	2002
	US$	US$

Sales revenue of anti-counterfeit products net of VAT	1,269,025	726,901
Network connection fee	-	18,181
Subsidies income	136,672	60,474
Refund of VAT	68,999	-
Printing handling income	43,542	63,261
Others	189	286

	1,518,427	869,103

CONNELLY INVESTMENTS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

8.

Defined Contribution Plan

The Company has a defined contribution plan for all qualified employees in the PRC. The employer and its employees are each required to make contributions to the scheme at the rates specified in the plan.  The only obligation of the Company with respect to retirement scheme is to make the required contributions under the plan.  No forfeited contribution is available to reduce the contribution payable in the future years.  The defined contribution plan contributions were charged to the consolidated statement of operations.  The Company contributed US$3,426 and US$4,633 for the years ended December 31, 2003 and 2002 respectively.